Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

JANUARY 3, 2019

RECOMMENDED OFFER

for

SHIRE PLC

by

TAKEDA PHARMACEUTICAL COMPANY LIMITED

Court sanction of the Scheme

Shire plc (“Shire”) is pleased to announce that the Royal Court of Jersey has today sanctioned the scheme of arrangement pursuant to Article 125 of the Companies (Jersey) Law 1991 (as amended) (the “Scheme”) by which the recommended cash and share offer made by Takeda Pharmaceutical Company Limited (“Takeda”) for the entire issued and to be issued share capital of Shire (the “Acquisition”) is being implemented.

The Scheme will become effective upon a copy of the Court order being delivered to the registrar of companies in Jersey, which is expected to take place on January 8, 2019. There has been no change to the expected timetable of principal events for the Acquisition set out on pages 1 to 3 of the scheme document published on November 12, 2018 in relation to the Acquisition (the “Scheme Document”).

Applications have been made for the suspension of trading in Shire Shares on the London Stock Exchange's main market for listed securities and the listing of Shire Shares on the premium listing segment of the Official List of the UK Listing Authority and such suspensions are expected to take effect from 7.30 a.m. (London time) on January 7, 2019. The de-listing of Shire Shares from the premium listing segment of the Official List of the UK Listing Authority and the cancellation of the admission to trading of Shire Shares on the London Stock Exchange's main market for listed securities have also been applied for and will, subject to the Scheme becoming effective, take effect at 8.00 a.m. (London time) on January 9, 2019. Further applications have been made or will be made to de-list the Shire ADSs from NASDAQ, which is expected to take effect by 9.30 a.m. (New York time) on January 9, 2019.

Unless otherwise defined, all capitalised terms in this announcement (the “Announcement”) shall have the meaning given to them in the Scheme Document.

Enquiries:

Shire

Christoph Brackmann (Investor Relations)

christoph.brackmann@shire.com

+41 41 288 41 29

Scott Burrows (Investor Relations)

scott.burrows@shire.com

+41 41 288 41 95

Sun Kim (Investor Relations)

sun.kim@shire.com

+1 617 588 8175

Katie Joyce (Media)

kjoyce@shire.com

+1 781 482 2779

Citigroup Global Markets Limited (joint financial adviser to Shire) (US) Chris Hite +1 212 816 6000 Cary Kochman (UK) Jan Skarbek Andrew Seaton (Corporate Broking) +44 207 986 4000
Goldman Sachs International (joint financial adviser to Shire) Anthony Gutman Robert King Nick Harper +44 207 774 1000	Morgan Stanley & Co. International plc (joint financial adviser to Shire) Clint Gartin Philippe Gallone David Kitterick Peter Moorhouse (Corporate Broking) +44 207 425 8000
FTI Consulting (communications support to Shire) Ben Atwell Brett Pollard +44 (0) 203 727 1000

Takeda

Elissa Johnsen (Media – outside of Japan)

elissa.johnsen@takeda.com

+1 224 554 3185

Kazumi Kobayashi (Media – within Japan)

Kazumi.kobayashi@takeda.com

+81 3 3278 2095

Tsuyoshi Tada (Media – within Japan)

tsuyoshi.tada@takeda.com

+81 3 3278 2417

Takashi Okubo (Investor Relations)

takeda.ir.contact@takeda.com

+81 3 3278 2306

Evercore (joint financial adviser to Takeda) (US) Will Hiltz John Honts +1 212 857 3100 (UK) Julian Oakley +44 207 653 6000

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J.P. Morgan Cazenove (joint financial adviser to Takeda) Michele Colocci Dwayne Lysaght James Mitford James Robinson +44 207 742 4000	Nomura (joint financial adviser to Takeda) Akira Kiyota Paolo Cicchine Andrew McNaught Oliver Tucker +44 207 102 1000
Finsbury (communications support to Takeda) (UK) James Murgatroyd / Rollo Head / Anjali Unnikrishnan +44 207 251 3801 (US) Kal Goldberg / Chris Ryall +1 646 805 2000

Further Information

This Announcement is provided for information purposes only. It is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, exchange, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise nor will there be any sale, issuance, exchange or transfer of securities of Shire or Takeda pursuant to the Acquisition or otherwise in any jurisdiction in contravention of applicable law.

Restricted Jurisdictions

The release, publication or distribution of this Announcement in jurisdictions other than the United Kingdom and Jersey may be restricted by law and therefore any persons into whose possession this Announcement comes who are subject to the laws of any jurisdiction other than the United Kingdom and Jersey should inform themselves about, and observe, any applicable requirements. In particular, the ability of persons who are not resident in the United Kingdom or Jersey to vote their Shire Shares with respect to the Scheme at the Court Meeting, to execute and deliver forms of proxy appointing another to vote at the Court Meeting on their behalf or to hold or vote Takeda Shares may be affected by the laws of the relevant jurisdiction in which they are located. Any failure to comply with such requirements may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and other persons involved in the Acquisition disclaim any responsibility or liability for any violation of such restrictions by any person.

This Announcement has been prepared for the purpose of complying with Jersey law, the Takeover Code, the Market Abuse Regulation and the Disclosure and Transparency Rules and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws and regulations of jurisdictions outside Jersey.

Further details in relation to Shire Shareholders who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom and Jersey is contained in the Scheme Document.

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Medical information

This Announcement contains information about products that may not be available and in all countries, or may be available under different trademarks, for different indications, in different dosages, or in different strengths. Nothing contained herein should be considered a solicitation, promotion or advertisement for any prescription drugs, including the ones under development.

No profit forecasts or estimates

Unless expressly stated otherwise, nothing in this Announcement (including any statement of estimated synergies) is intended as a profit forecast or estimate for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per share or dividend per share for Takeda or Shire, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share or dividend per share for Takeda or Shire, as appropriate.

Forward Looking Statements

This Announcement contains certain statements about Takeda and Shire that are or may be forward looking statements, including with respect to a possible combination involving Takeda and Shire. All statements other than statements of historical facts included in this Announcement may be forward looking statements. Without limitation, forward looking statements often include words such as “targets”, “plans”, “believes”, “hopes”, “continues”, “expects”, “aims”, “intends”, “will”, “may”, “should”, “would”, “could”, “anticipates”, “estimates”, “projects” or words or terms of similar substance or the negative thereof. By their nature, forward-looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future and the factors described in the context of such forward-looking statements in this Announcement could cause actual results and developments to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible combination will not be pursued or consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the possible combination if it is pursued, adverse effects on the market price of Takeda’s or Shire’s ordinary shares and on Takeda’s or Shire’s operating results because of a failure to complete the possible combination, failure to realise the expected benefits of the possible combination, negative effects relating to the announcement of the possible combination or any further announcements relating to the possible combination or the consummation of the possible combination on the market price of Takeda’s or Shire’s ordinary shares, significant transaction costs and/or unknown liabilities, general economic and business conditions that affect the combined companies following the consummation of the possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and you are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Announcement.

Additional risk factors that may affect future results are contained in Shire’s most recent Annual Report on Form 10-K and in Shire’s subsequent Quarterly Reports on Form 10-Q, in each case including those risks outlined in ‘ITEM1A: Risk Factors’, and in Shire’s subsequent reports on Form 8-K and other Securities and Exchange Commission filings (available at www.shire.com and www.sec.gov), the contents of which are not incorporated by reference into, nor do they form part of, this Announcement. These risk factors expressly qualify all forward-looking statements contained in this Announcement and should also be considered by the reader.

All forward-looking statements attributable to Takeda or Shire or any person acting on either company’s behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by applicable law, neither Takeda nor Shire undertake any obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

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Disclosure requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

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Electronic Communications

Please be aware that addresses, electronic addresses and certain other information provided by Shire Shareholders, persons with information rights and other relevant persons in connection with the receipt of communications from Shire may be provided to Takeda during the Offer Period as required under Section 4 of Appendix 4 of the Takeover Code to comply with Rule 2.11 of the Takeover Code.

Publication on Website and availability of hard copies

A copy of this Announcement will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Takeda’s and Shire’s websites at www.takeda.com/investors/offer-for-shire and www.shire.com respectively by no later than 12 noon (London time) on January 4, 2019, the Business Day following this Announcement. For the avoidance of doubt, the contents of these websites are not incorporated into and do not form part of this Announcement.

Shire Shareholders may request a hard copy of this Announcement by: (i) contacting Souheil Salah during business hours on +44 (0) 203 5490660 (lines are open from 9am to 5pm (London time), Monday to Friday (excluding public holidays in England and Wales), or (ii) by submitting a request by post to Souheil Salah, One Kingdom Street, 9th Floor, Paddington, London W2 6BD, UK. If you have received this Announcement in electronic form, copies of this Announcement and any document or information incorporated by reference into this document will not be provided unless such a request is made. Shire Shareholders may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be in hard copy form.

If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under Financial Services (Jersey) Law 1998 (as amended) if you are resident in Jersey, the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom, or, if not, from another appropriately authorised independent financial adviser.

SHIRE LEI: 54930005LQRLI2UXRQ59

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